UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  November 6, 2006

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 6, 2006, Robert E. Matthews’ duties as principal accounting officer of KMG America Corporation (the “Company”) were assigned to Glenn S. Sackett. Mr. Matthews will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of Kanawha Insurance Company, a wholly-owned subsidiary of the Company.

Mr. Sackett, age 47, is Vice President and Controller of the Company, a position he has held since April 18, 2006. Mr. Sackett was hired as Controller of the Company on November 14, 2005. Prior to joining the Company, Mr. Sackett was Second Vice President, Assistant Controller at Transamerica Reinsurance, a division of AEGON U.S.A., from 2004 to 2005, and was a Divisional Controller at Sun Life Financial from 1993 to 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: November 13, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

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